As filed with the Securities and Exchange Commission on September 2, 2005

Registration No. 333-95777

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1 to

Form S-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

USF Corporation

(formerly USFreightways Corporation)

and other registrants

(see Table of Additional Registrants below)

(Exact name of registrant as specified in its charter)

Delaware	36-3790696
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8550 W. Bryn Mawr Avenue, Suite 700

Chicago, Illinois 60631

(773) 824-1000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Daniel J. Churay, Esq.

Yellow Roadway Corporation

Senior Vice President, General Counsel and Secretary

10990 Roe Avenue

Overland Park, Kansas 66211

(913) 696-6100

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Charles L. Strauss

Fulbright & Jaworski L.L.P.

1301 McKinney, Suite 5100

Houston, Texas 77010

(713) 651-5151

Approximate date of commencement of proposed sale to the public: Not applicable. Deregistration of unsold securities.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Table of Additional Registrants

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
The Cuxhaven Group, Inc.*	Maryland	52-1388947
DDE Investors, LLC*	Pennsylvania	25-1770726
G.M.T. Services, Inc.*	Pennsylvania	25-1661017
Imua Handling Corporation	Hawaii	36-4305355
Tri-Star Transportation, Inc.*	Tennessee	62-1370420
USF Bestway Inc.	Arizona	86-0104184
USF Bestway Leasing Inc.	Arizona	62-1677658
USF Coast Consolidators Inc.*	California	95-3646508
USF Distribution Services Inc.	Illinois	36-3783345
USF Distribution Services of Texas Inc.*	Texas	36-4303523
USF Dugan Inc.	Kansas	48-0760565
USF Glen Moore Inc.	Pennsylvania	23-2443760
USF Holland Inc.	Michigan	38-0655940
USF Logistics Inc.*	Illinois	36-4076831
USF Logistics (IMC) Inc.*	California	95-4247356
USF Logistics (Tricor) Inc.*	California	95-4247356
USF Logistics Services Inc.	Delaware	22-2840397
USF Processors Inc.*	Texas	75-2449803
USF Processors Trading Inc.*	Texas	75-2725770
USF Properties New Jersey Inc.*	Delaware	51-0328679
USF Reddaway Inc.	Oregon	93-0262830
USF Red Star Inc.	New York	15-0425100
USF Sales Corporation	Delaware	36-3799036
USF Worldwide (Puerto Rico) Inc.*	Puerto Rico	66-0450699
USF Worldwide Inc.*	Delaware	13-3075047

For purposes of this registration statement, the address, including zip code, and telephone number, including area code, of each registrant’s principal executive offices is shown on the cover page of this Registration Statement on Form S-3.

*	These entities were originally parties to the registration statement, but no longer exist or are no longer owned by USF Corporation or its direct or indirect subsidiaries. See the Explanatory Note under “Deregistration of Securities”.

Deregistration of Securities

On January 1, 2000, USFreightways Corporation, a Delaware corporation now known as USF Corporation (the “Company”), and certain of the guarantors subsidiaries listed in the Table of Additional Registrants (the “Guarantor Subsidiaries” and, together with the Company, the “Registrants”) filed a registration statement on Form S-3, Reg. No. 333-95777 (as amended, the “Registration Statement”), with the Securities and Exchange Commission (the “Commission”), which was subsequently declared effective. The Registration Statement registered a total of up to $400,000,000 of debt securities (the “Debt Securities”) of the Company to be issued in one or more discrete offerings with a total initial public offering price or purchase price of $400,000,000, as well as related guarantees of such securities by the Subsidiary Guarantors (the “Guarantees”).

On April 25, 2000, the Company issued $150,000,000 of 8-1/2% Guaranteed Notes due April 15, 2010 and certain of the Subsidiary Guarantors issued related Guarantees, all pursuant to the Registration Statement. The Company has determined that the remaining excess amount of Debt Securities and related Guarantees that were registered under the Registration Statement can be removed from registration. Pursuant to the undertaking contained in the Registration Statement, the Company and the Subsidiary Guarantors (see “Explanatory Note” below) file this post-effective amendment to the Registration Statement to remove from registration the remaining $250,000,000 of Debt Securities and related Guarantees that exceed the $150,000,000 of Debt Securities and related Guarantees described above because such Debt Securities and related Guarantees were not, and will not be, issued pursuant to the Registration Statement.

Explanatory Note: Certain of the Guarantor Subsidiaries are no longer in existence or are no longer owned by the Company or its direct or indirect subsidiaries. This Post-Effective Amendment is being signed by the Company and the remaining Guarantor Subsidiaries on behalf of all Registrants.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, Illinois, on the 31st day of August, 2005.

YRC REGIONAL TRANSPORTATION, INC.
(formerly known as USF CORPORATION)

/s/ James D. Staley
James D. Staley
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the 31st day of August, 2005.

Signature	Title
/s/ James D. Staley James D. Staley	Director, President and Chief Executive Officer (principal executive officer)

/s/ John O’Sullivan John O’Sullivan	Director and Chief Financial Officer (principal financial officer and Principal accounting officer)

/s/ Jack E. Peak Jack E. Peak	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, Illinois, on the 31st day of August, 2005.

IMUA HANDLING CORPORATION

/s/ James Ritchie
James Ritchie
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the 31st day of August, 2005.

Signature	Title
/s/ James Ritchie James Ritchie	Director, President and Chief Executive Officer (principal executive officer)

/s/ Eric Friedlander Eric Friedlander	Director, Senior Vice President – Finance and Administration, Chief Financial Officer (principal financial officer and Principal accounting officer)

/s/ James McMullen James McMullen	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, Illinois, on the 31st day of August, 2005.

USF BESTWAY INC.

/s/ Douglas R. Waggoner
Douglas R. Waggoner
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the 31st day of August, 2005.

Signature	Title
/s/ Douglas R. Waggoner Douglas R. Waggoner	Director, President and Chief Executive Officer (principal executive officer)

/s/ Paul J. Sugarman Paul J. Sugarman	Director, Vice President – Finance, Chief Financial Officer (principal financial officer and principal accounting officer)

/s/ Jack E. Peak Jack E. Peak	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, Illinois, on the 31st day of August, 2005.

USF BESTWAY LEASING INC.

/s/ Douglas R. Waggoner
Douglas R. Waggoner
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the 31st day of August, 2005.

Signature	Title
/s/ Douglas R. Waggoner Douglas R. Waggoner	Director, President and Chief Executive Officer (principal executive officer)

/s/ Paul J. Sugarman Paul J. Sugarman	Director, Chief Financial Officer and Treasurer (principal financial officer and principal accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, Illinois, on the 31st day of August, 2005.

USF DISTRIBUTION SERVICES INC.

/s/ James Ritchie
James Ritchie
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the 31st day of August, 2005.

Signature	Title
/s/ James Ritchie James Ritchie	Director, President and Chief Executive Officer (principal executive officer)

/s/ Eric Friedlander Eric Friedlander	Director, Senior Vice President – Finance and Administration, Chief Financial Officer (principal financial officer and Principal accounting officer)

/s/ James McMullen James McMullen	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, Illinois, on the 31st day of August, 2005.

USF DUGAN INC.

/s/ Gary Pruden
Gary Pruden President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the 31st day of August, 2005.

Signature	Title
/s/ Gary Pruden Gary Pruden	Director and President (principal executive officer)

/s/ John O’Sullivan John O’Sullivan	Director and Chief Financial Officer (principal financial officer and principal accounting officer)

/s/ Jack E. Peak Jack E. Peak	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, Illinois, on the 31st day of August, 2005.

USF GLEN MOORE INC.

/s/ Matthew Stoll
Matthew Stoll
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the 31st day of August, 2005.

Signature	Title
/s/ Matthew Stoll Matthew Stoll	Director, President and Chief Executive Officer (principal executive officer)

/s/ Daniel Prime Daniel Prime	Executive Vice President – Finance and Administration (principal financial officer and principal accounting officer)

/s/ Jack E. Peak Jack E. Peak	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, Illinois, on the 31st day of August, 2005.

USF HOLLAND INC.

/s/ Robert G. Zimmerman
Robert G. Zimmerman
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the 31st day of August, 2005.

Signature	Title
/s/ Robert G. Zimmerman Robert G. Zimmerman	Director, President and Chief Executive Officer (principal executive officer)

/s/ Christopher H. Reehl Christopher H. Reehl	Director, Vice President – Finance and Treasurer (principal financial officer and principal accounting officer)

/s/ Jack E. Peak Jack E. Peak	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, Illinois, on the 31st day of August, 2005.

USF LOGISTICS SERVICES INC.

/s/ James Ritchie
James Ritchie President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the 31st day of August, 2005.

Signature	Title
/s/ James Ritchie James Ritchie	Director, President and Chief Executive Officer (principal executive officer)

/s/ Eric Friedlander Eric Friedlander	Director, Senior Vice President – Finance and Administration, Chief Financial Officer (principal financial officer and Principal accounting officer)

/s/ James McMullen James McMullen	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, Illinois, on the 31st day of August, 2005.

USF REDDAWAY INC.

/s/ Edward R. Fitzgerald
Edward R. Fitzgerald
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the 31st day of August, 2005.

Signature	Title
/s/ Edward R. Fitzgerald Edward R. Fitzgerald	Director, President and Chief Executive Officer (principal executive officer)

/s/ Fritz Gerding Fritz Gerding	Director, Vice President – Finance and Chief Financial Officer (principal financial officer and principal accounting officer)

/s/ Jack E. Peak Jack E. Peak	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, Illinois, on the 31st day of August, 2005.

USF RED STAR INC.

/s/ Jack E. Peak
Jack E. Peak
President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the 31st day of August, 2005.

Signature	Title
/s/ Jack E. Peak Jack E. Peak	Director, President and Secretary (principal executive officer)

/s/ John O’Sullivan John O’Sullivan	Director and Chief Financial Officer (principal financial officer and principal accounting officer)

/s/ James D. Staley James D. Staley	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, Illinois, on the 31st day of August, 2005.

USF SALES CORPORATION

/s/ Jack E. Peak
Jack E. Peak
President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the 31st day of August, 2005.

Signature	Title
/s/ Jack E. Peak Jack E. Peak	Director, President and Secretary (principal executive officer)

/s/ John O’Sullivan John O’Sullivan	Director and Chief Financial Officer (principal financial officer and principal accounting officer)

/s/ James D. Staley James D. Staley	Director